SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS(registered trademark)' MAY 20, 1999 PROSPECTUS

       SHAREHOLDER MEETING.    On or about March 15, 2000, a meeting
of the shareholders of Fidelity Freedom Income Fund    (registered
trademark)   , Fidelity Freedom 2000 Fund    (registered
trademark)   , Fidelity Freedom 2010 Fund    (registered
trademark)   , Fidelity Freedom 2020 Fund    (registered
trademark)   , and Fidelity Freedom 2030 Fund    (registered
trademark)    will be held to approve various proposals. Shareholders
of record on January 18, 2000 are entitled to vote at the meeting.

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-6666 to request a free copy of the proxy statement.

The following information replaces similar information found under the heading "Performance" in the "Fund Summary" section on page 12.

AVERAGE ANNUAL RETURNS

For the periods ended           Past 1 year  Life of fundA,B
December 31, 1998

Freedom Income                   11.10%       11.01%

Lehman Bros. Aggregate Bond      8.69%        9.17%
Index

Freedom Income Composite Index   10.58%       11.36%

Freedom 2000                     15.26%       15.28%

Lehman Bros. Aggregate Bond      8.69%        9.17%
Index

Freedom 2000 Composite Index     14.55%       15.83%

Freedom 2010                     19.31%       19.34%

S&P 500                          28.58%       30.95%

Freedom 2010 Composite Index     18.16%       19.89%

Freedom 2020                     21.67%       21.46%

S&P 500                          28.58%       30.95%

Freedom 2020 Composite Index     20.16%       21.94%

Freedom 2030                     22.12%       21.76%

S&P 500                          28.58%       30.95%

Freedom 2030 Composite Index     20.42%       22.03%

A BEGINNING JANUARY 1 OF THE FIRST CALENDAR YEAR FOLLOWING THE FUNDS' COMMENCEMENT OF OPERATIONS.

B FROM JANUARY 1, 1997.

The following information replaces similar information found under the heading "Performance" in the "Fund Summary" section on page 13.

The following indexes are used to calculate a Freedom Fund's Composite
Index: Wilshire 5000 Index for the domestic equity fund class, Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index for the international equity fund class, Lehman Brothers Aggregate Bond Index for the investment-grade fixed-income fund class, Merrill Lynch High Yield Master II Index for the high yield fixed-income fund class, and Lehman Brothers 3-Month Treasury Bill Index for the money market fund class. The index weightings of each Composite Index are rebalanced monthly.

The following information replaces the Merrill Lynch High Yield Master Index description found under the heading "Performance" in the "Fund Summary" section on page 13.

Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 19.

FIDELITY BLUE CHIP GROWTH FUND seeks growth of capital over the long term.

FMR normally invests the fund's assets primarily in common stocks of well-known and established companies.

FMR normally invests at least 65% of the fund's total assets in blue chip companies. FMR defines blue chip companies to include those with a market capitalization of at least $200 million, if the company's stock is included in the S&P 500 or the Dow Jones Industrial Average, or $1 billion if not included in either index.

FMR invests the fund's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information supplements information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 20 for Fidelity Disciplined Equity Fund.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 20.

FIDELITY FUND seeks long-term capital growth.

FMR normally invests the fund's assets primarily in common stocks. FMR, to some extent, limits the emphasis on the fund's growth objective by investing a portion of the fund's assets in securities selected for their current income characteristics. FMR may from time to time invest a portion of the fund's assets in bonds, including lower-quality debt securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.

FMR normally invests a majority of the fund's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the fund's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 22.

FIDELITY OTC PORTFOLIO seeks capital appreciation.

FMR normally invests the fund's assets primarily in common stocks.

FMR normally invests at least 65% of the fund's total assets in securities principally traded on the OTC market. OTC securities are securities principally traded on the OTC market (a telephone or computer network that connects securities dealers). However, OTC securities can be listed for trading on the New York or American Stock Exchange or a foreign exchange and may include American Depositary Receipts and securities eligible for unlisted trading privileges on such exchanges. Securities that begin to trade principally on an exchange after purchase continue to be considered OTC securities for the purpose of the 65% policy. OTC securities can be issued by companies of any size. However, the OTC market has more small and medium-sized companies than other markets. FMR may also invest the fund's assets in non-OTC securities.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks or a combination of both types. In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management.

FMR may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

The following information replaces similar information found under the heading "Description of Underlying Fidelity Funds" in the "Investment Details" section on page 24.

INVESTMENT-GRADE FIXED-INCOME FUNDS

FIDELITY GOVERNMENT INCOME FUND seeks a high level of current income, consistent with preservation of principal.

FMR normally invests the fund's assets in U.S. Government securities and instruments related to U.S. Government securities. FMR normally invests at least 65% of the fund's total assets in U.S. Government securities. FMR does not currently intend to invest more than 40% of the fund's assets in mortgage securities.

FMR uses the Lehman Brothers Government Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of July 31, 1999, the dollar-weighted average maturity of the fund and the index was approximately 8.6 and 8.9 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, U.S. Treasury or U.S. Government agency securities) and different maturities based on its view of the relative value of each sector or maturity.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

In buying and selling securities for the fund, FMR analyzes a security's structural features and current price compared to its estimated long-term value, any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY INTERMEDIATE BOND FUND seeks a high level of current income.

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses the Lehman Brothers Intermediate Government/Corporate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of April 30, 1999, the dollar-weighted average maturity of the fund and the index was approximately 5.5 and 4.4 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

FIDELITY INVESTMENT GRADE BOND FUND seeks a high level of current income.

FMR normally invests the fund's assets in U.S. dollar-denominated investment-grade bonds (those of medium and high quality).

FMR uses the Lehman Brothers Aggregate Bond Index as a guide in structuring the fund and selecting its investments. FMR manages the fund to have similar overall interest rate risk to the index. As of April 30, 1999, the dollar-weighted average maturity of the fund and the index was approximately 8.8 and 9.0 years, respectively. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

FMR allocates the fund's assets among different market sectors (for example, corporate or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to its estimated long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer.

In order to earn additional income for the fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

HIGH YIELD FIXED-INCOME FUND

FIDELITY CAPITAL & INCOME FUND seeks to provide a combination of income and capital growth.

FMR invests the fund's assets in equity and debt securities. FMR has the flexibility to invest the fund's assets in securities of any type or quality, including defaulted securities, but expects to invest the majority of the fund's assets in debt securities and convertible securities, with an emphasis on lower-quality debt securities. Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include a security's structural features and current price compared to its long-term value, and the earnings potential, credit standing and management of the security's issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

MONEY MARKET FUND

RETIREMENT MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity.

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industry.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

The following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section on page 28.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations, and securities for which an entity located in a foreign country provides credit support or a maturity-shortening structure can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. For example, many foreign countries are less prepared than the United States to properly process and calculate information related to dates from and after January 1, 2000, which could result in difficulty pricing foreign investments and failure by foreign issuers to pay timely dividends, interest, or principal. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

EUROPE. Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU) and many are also members of the EMU, which requires compliance with restrictions on inflation rates, deficits and debt levels. Many Eastern European countries continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to political and economic developments. The tight fiscal and monetary controls necessary to join the EMU will significantly affect every country in Europe.

ASIA. Asia includes countries in all stages of economic development, from the highly developed economy of Japan to the emerging market economy of the People's Republic of China. Most Asian economies are characterized by over-extension of credit, currency devaluations, rising unemployment, decreased exports, and economic recessions. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in each Asian country have suffered significant downturns as well as significant volatility. Increased political and social unrest in some or all Asian countries could cause further economic and market uncertainty.

The following information replaces similar information found under the heading "Policies" in the "Account Features and Policies" section on page 41.

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).